UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 25, 2026 (the “Effective Date”), Addentax Group Corp. (the “Company”) dismissed Pan-China Singapore PAC (“PCS”) as the Company’s independent registered public accounting firm and appointed HML PLT as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

(a) Dismissal of Independent Registered Public Accounting Firm

PCS’s reports on the Company’s financial statements as of and for the fiscal years ended March 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended March 31, 2025 and 2024, as well as during the subsequent interim period through the Effective Date, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PCS with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PCS, would have caused PCS to make reference to the subject matter of the disagreement in its reports.

During the fiscal years ended March 31, 2025 and 2024, as well as during the subsequent interim period through the Effective Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided PCS with a copy of this Current Report on Form 8-K and requested that PCS provide the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PCS agrees with the above disclosures. A copy of PCS’s letter dated March 25, 2026 is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On the Effective Date, the Company appointed HML PLT as its independent registered public accounting firm for the fiscal year ending March 31, 2026. During the fiscal years ended March 31, 2025 and 2024, and the subsequent interim period through the Effective Date, neither the Company nor anyone on its behalf consulted with HML PLT regarding:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or

(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
16.1	Letter of Pan-China Singapore PAC, dated March 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: March 25, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer